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                                                                   EXHIBIT 99(A)

                                 JULY 6TH, 2000





                            21ST EQUITY PARTNERS, LLC
                                  WWW.21EP.COM
                            WWW.INTERNETNEWSMEDIA.COM
                              WWW.CORPORATESURF.COM


                              CONSULTING AGREEMENT

                                       FOR

                         INTERNET MULTIMEDIA CORPORATION


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21ST EQUITY PARTNERS LLC "CONSULTING AGREEMENT" WITH INTERNET MULTIMEDIA
CORPORATION (NASDAQ:BB:IIMC)

This agreement is entered into on the 6th Day of July 2000, by 21st Equity Partners LLC (www.21ep.com) with its principal place of business at 15800 John
J. Delaney Drive, Suite 325, Charlotte, NC 28211, and INTERNET MULTIMEDIA CORPORATION (NASDAQ:BB:IIMC) herein after known as the ("Client"), a Nevada Corporation with its principal place of business at: 170 Don Way Street Toronto, Canada M3C263.

Whereas the parties desire to set forth the terms and conditions under which the said services shall be performed.
Now therefore, in consideration of the promises of the mutual covenants herein, the parties hereto agree as follows:

I.       SCOPE OF SERVICES
21st Equity Partners LLC agrees to perform for the client the Consulting services described as follows:

PHASE I
21st Equity Partners will provide legal counsel representation in preparation for going public.

1.       21 EP will appoint Securities Legal counsel through introduction.
2.       21 EP will appoint CPA to assist client in preparation for filing.
3.       21 EP will assist client in preparation for proper SEC filings for S-1
         Reg.
4. 21 EP will locate reverse merger shell candidate if company elects to go public via reverse merger.

PHASE II
21st Equity Partners LLC will provide initial consulting services to assist the client in preparation of becoming a publicly traded company.

1. The company's overall "Business Model" and "Business Plan" will be assessed and energized to encompass the company's full potential.
2. All marketing materials and information disseminated to the public will be assessed and changed to meet industry standard in graphics and format by 21 EP graphics dept.
3. Company's web site will be assessed or completely overhauled to best represent the business model with state-of-the-art graphics by 21 EP web development division.


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PHASE III

1. BUSINESS CONSULTING AND INFRASTRUCTURE SUPPORT SERVICES through our extensive alliance partners providing our clients with a full range of opportunities to grow.

         I.  Business Model Development
         A. Dynamic Business Plans that get results for the company
         B. Brand name product marketing
         C. Full market analysis report on companies products and market
         D. Human resources, staffing, payroll, benefits plans, 401K, etc...
         E. Web Site development and Portal Consulting
         F. Full research and introduction to our database of acquisition candidates
         G. Full staff attorneys both corporate and SEC qualified

5.       M & A CONSULTING

         H. Full listing of Merger and Acquisition candidates
         I. Legal assistance
         J. Closing terms negotiations
         K. Business Model consulting

II.      PERIOD OF PERFORMANCE
The period of performance under this Agreement shall be up to trading date and 12 MONTHS thereafter. (Option to renew upon mutual agreement of 21st Equity Partners LLC and Client)

III.     CONTRACTUAL RELATIONSHIP
In performing the services under this Agreement, 21st Equity Partners LLC shall operate as, and have the status of, an independent contractor.

IV.      COMPENSATION
As full consideration for the performance of the market awareness program and services described above, the Client shall compensate 21st Equity Partners LLC as follows:

         A. 500,000 FREE TRADING shares of common stock



                  WIRING INSTRUCTIONS:       21ST EQUITY PARTNERS LLC
                                             Bank of America
                                             7911 Providence Road
                                             Charlotte, NC  28270
                                             Ph:  (704) 386-1297
                                             ABA/RT: 053000196
                                             Acct. No. 000684697648


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                  DTC INSTRUCTIONS:          Raymond James and Associates

                                             A/O 21ST EQUITY PARTNERS LLC
                                             15800 John J. Delaney Drive
                                             Suite 325
                                             Charlotte, NC  28277

                                             DTC:  0725
                                             ACCT. NO. 44593816


V.       CLIENT INFORMATION
Client shall furnish 21st Equity Partners LLC with all requested Client Company information. 21st Equity Partners LLC must at all times rely upon the accuracy and completeness of information supplied to it by the Client's officers, directors, agents and employees. Therefore the Client agrees to indemnify, hold harmless, and defend 21st Equity Partners LLC, its officers, agents, employees at the Client's expense, in any proceeding or suit which may arise out of and/or due to any inaccuracy or incompleteness of such material supplied by the Client to 21st Equity Partners LLC.

VI.      INDEPENDENT CONTRACTOR STATUS
Consultant agrees to provide the following services to Client:

Consultant shall provide services to Client as an independent management consultant. Consultant shall make itself available to consult with the Board of Directors, officers, employees, and representatives and agents of the Client at reasonable times, concerning matters pertaining to the overall business and financial operations of the Client, as well as the organization of the administrative staff of the Client, the fiscal policy of the Client, and in general, concerning any problem of importance concerning the business affairs of the Client. Consultant may, at the request of the Client, assist in preparation of written reports on financial, accounting, or marketing matters, review final information, analyze markets and report to Client's CEO, President, Vice President or Treasurer on proposed investment opportunities, and develop short and long term strategic plans. In addition, Consultant shall provide liaison services to the Client with respect to the client's relationship with unaffiliated third parties.

Consultant shall not perform any activities that could subject Consultant or Client to any allegation of violations of Federal or applicable State securities law.

Any dispute or disagreements concerning the terms and/or performance of this Consulting Agreement shall be settled through the arbitration or legal system of Mecklenburg County in the State of North Carolina.

This Agreement constitutes the entire Agreement between the Client and 21st Equity Partners LLC relating to its Financial Relations Services.


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Agreement Signing:

INTERNET MULTIMEDIA CORPORATION


By:                                          Date:
   ----------------------------                   ----------------------------

Title:
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21ST EQUITY PARTNERS LLC

By:                                          Date:
   ----------------------------                   ----------------------------

Title:
      -------------------------







                              APPROVAL DESIGNATION


_________________________ hereby designates the following person or persons to act on its behalf for purposes of approving all proofs and additional services. Capital Media Group Corporation may rely upon the signature of any of the following:


NAME:
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TITLE:
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SIGNATURE:
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